EXHIBIT 99.1

Profound Medical Announces Strategic Distribution Agreement with Getz Healthcare to Bring TULSA-PRO® to Australia and New Zealand

TORONTO, Nov. 12, 2025 (GLOBE NEWSWIRE) -- Profound Medical Corp. (NASDAQ:PROF; TSX:PRN) (“Profound” or the “Company”), a commercial-stage medical device company that develops and markets AI-powered, MRI-guided, incision-free therapies for the ablation of diseased tissue, announced today that it has entered into an exclusive distribution and supply agreement for its TULSA-PRO® system with Getz Healthcare, a leading distributor of medical devices, equipment and consumables, in Australia and New Zealand.

The TULSA Procedure™, performed using Profound’s TULSA-PRO system, is a significant advancement in prostate care. Instead of surgery or radiation, treatment is performed inside an MRI suite using robotically controlled, directional ultrasound to precisely ablate prostate tissue while protecting surrounding structures. TULSA-PRO is the only AI-powered, MR-guided robotic system for prostate therapy, enabling real-time MRI thermography and autonomous temperature control. This allows physicians to see, monitor and adjust treatment throughout the procedure — delivering personalized therapy with exceptional precision.

"Our exclusive partnership with Profound Medical marks a significant step in advancing precision prostate care across Australia and New Zealand,” commented Getz Healthcare ANZ Managing Director, Derek Foltin. “The TULSA-PRO system strengthens our commitment to deliver innovative, clinically proven technologies that improve patient outcomes and further advances our position in prostate cancer surgery and minimally invasive therapies.”

“Like in many other regions around the globe, prostate cancer is the most commonly diagnosed cancer in men in Australasia,” said Arun Menawat, Profound’s CEO and Chairman. “We are excited to gain access to this significant market for TULSA-PRO. Beyond Australia and New Zealand, we are actively pursuing other potential opportunities to expand our strategic commercial partnership with Getz Healthcare to include additional key markets across Asia Pacific.”

As user interest in Profound’s technologies continues to build, the Company is deploying its own direct sales team in North America, while partnering with select strategic distribution partners to support the business potential and the customer base in other parts of the world.

About Getz Healthcare

Getz Healthcare is proud to be recognised as the leading distributor of medical equipment, devices and consumables in Asia Pacific. We are an ISO 9001:2015 certified company, and we partner with leading manufacturers in medical technology, to offer a wide range of innovative and high-quality products & solutions, enabling our customers to focus on what’s important – providing better care for their patients.

Headquartered in Singapore, we have been operating in the Asia region for over 110 years, serving over 7,500 customers from our 23 offices and distribution centres spread across Australia, Hong Kong, Malaysia, New Zealand, Pakistan, Philippines, Taiwan, Thailand and Vietnam.

Getz Healthcare is part of The Getz Group of companies. The company’s mission is to bring meaningful healthcare solutions to the people of Asia Pacific.

About Profound Medical Corp.

Profound is a commercial-stage medical device company that develops and markets AI-powered, MRI-guided, incision-free therapies for the ablation of diseased tissue.

Profound is commercializing TULSA-PRO®, a technology that combines real-time MRI, AI-enhanced planning, robotically-driven transurethral ultrasound and closed-loop temperature feedback control. The TULSA Procedure™, performed using the TULSA-PRO system, has the potential of becoming a mainstream treatment modality across the entire prostate disease spectrum; ranging from low-, intermediate-, or high-risk prostate cancer; to hybrid patients suffering from both prostate cancer and benign prostatic hyperplasia (“BPH”); to men with BPH only; and also, to patients requiring salvage therapy for radio-recurrent localized prostate cancer. The TULSA Procedure employs real-time MR guidance for precision to preserve patients’ urinary continence and sexual function, while killing the targeted prostate tissue via precise sound absorption technology that gently heats it to 55-57°C. The TULSA Procedure is an incision- and radiation-free “one-and-done” procedure performed in a single session that takes a few hours. Virtually all prostate shapes and sizes can be safely, effectively, and efficiently treated with the TULSA Procedure. There is no bleeding associated with the procedure; no hospital stay is required; and most TULSA patients report quick recovery to their normal routine. TULSA-PRO is CE marked, Health Canada approved, and 510(k) cleared by the U.S. Food and Drug Administration (“FDA”).

Profound is also commercializing Sonalleve®, an innovative therapeutic platform that is CE marked for the treatment of uterine fibroids, adenomyosis, pain palliation of bone metastases, desmoid tumors and osteoid osteoma. Sonalleve has also been approved by the China National Medical Products Administration for the non-invasive treatment of uterine fibroids and has FDA approval under a Humanitarian Device Exemption for the treatment of osteoid osteoma. Profound is in the early stages of exploring additional potential treatment markets for Sonalleve where the technology has been shown to have clinical application, such as non-invasive ablation of abdominal cancers and hyperthermia for cancer therapy.

Forward-Looking Statements

This release includes forward-looking statements regarding Profound and its business which may include, but is not limited to, the expectations regarding the efficacy of Profound’s technology in the treatment of prostate cancer, BPH, uterine fibroids, palliative pain treatment and osteoid osteoma; the extent and timing of Profound’s completion of TULSA-PRO® system sales from its qualified sales pipeline; Profound’s expectations for future revenues; and the success of Profound’s commercialization strategy and activities for TULSA-PRO. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "is expected", "expects", "scheduled", "intends", "contemplates", "anticipates", "believes", "proposes" or variations (including negative variations) of such words and phrases, or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. Such statements are based on the current expectations of the management of Profound. The forward-looking events and circumstances discussed in this release, may not occur by certain specified dates or at all and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Company, including risks regarding the medical device industry, regulatory approvals, reimbursement, economic factors, the equity markets generally and risks associated with growth and competition. Although Profound has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. No forward-looking statement can be guaranteed. Other factors and risks that may cause actual results to differ materially from those set out in the forward-looking statements are described in Profound's Annual Report on Form 10-K and other filings made with U.S. and Canadian securities regulators, available at www.sedarplus.ca and www.sec.gov. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and Profound undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, other than as required by law.

For further information, please contact:

For Profound Medical

Stephen Kilmer
Investor Relations
skilmer@profoundmedical.com
T: 647.872.4849

Susan Thomas
Public Relations
sthomas@profoundmedical.com
T: 619.540.9195

For Getz Healthcare

Ben Stungo
Business Development Manager - Advanced Technologies
benstungo@getzhealthcare.com
T: +61 437 010 133